UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2004

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

California	001-14077	94-2203880

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California 94109

(Address of principal executive offices)

Registrant’s telephone number, including area code (415) 421-7900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
SIGNATURES

Item 1.01. Entry into a Material Definitive Agreement

To support the growing complexity of our information technology infrastructure, on September 30, 2004, we entered into a five-year service agreement with International Business Machines Corporation, or IBM, to host and manage certain aspects of our data center information technology infrastructure.

Under this service agreement, IBM will operate certain aspects of our existing data center information technology infrastructure currently in place at our facilities and, under our direction, will plan and manage the transition of this infrastructure to IBM’s domestic On-Demand Centers. We do not expect to incur any material write-off of our current data center information technology infrastructure in connection with this transition. Certain of our employees involved with managing our current data center information technology infrastructure will be hired by IBM.

Following the transition of our data center information technology infrastructure to IBM’s domestic On-Demand Centers, IBM will provide the information technology infrastructure for certain aspects of our data center requirements. In addition, under the service agreement, IBM will provide the information technology infrastructure for our e-commerce websites. Our first website on the IBM infrastructure is expected to become operational in 2004, and by the end of 2005, we expect that all of our websites will operate on the IBM infrastructure.

We expect to file the service agreement with our next quarterly report on Form 10-Q.

This Form 8-K contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Such forward-looking statements include, without limitation, statements related to the transition of our data center information technology infrastructure to IBM, the timing of such transfer and expected financial statement write-offs.

The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include, without limitation, the risks associated with IBM’s ability to provide information technology services to meet our needs; our ability to effectively transition our data center information technology infrastructure on a timely basis; potential financial statement impacts of the transition; and other risks and uncertainties contained in our public announcements, reports to shareholders and other documents filed with or furnished to the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended February 1, 2004 and all quarterly reports on Form 10-Q for the following fiscal quarters. All forward-looking statements in this Form 8-K are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLIAMS-SONOMA, INC.
Date: October 5, 2004	By:	/s/ Sharon L. McCollam
Sharon L. McCollam
Executive Vice President, Chief Financial Officer

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